                                                                   EXHIBIT 10.22



                                  $500,000,000

                                  TENNECO INC.

                   11 5/8% SENIOR SUBORDINATED NOTES DUE 2009

                               PURCHASE AGREEMENT


                                                                  October 8 1999


SALOMON SMITH BARNEY INC.,
    and the Initial
    Purchasers listed on
    Schedule I hereto
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York  10013

Dear Sirs:

                  Tenneco Inc., a Delaware corporation (the "Company"), proposes, upon the terms and conditions set forth herein, to issue and sell to Salomon Smith Barney Inc. and Banc of America Securities LLC, Bear, Stearns & Co. Inc., Chase Securities Inc., Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Banc One Capital Markets, Inc., BNY Capital Markets, Inc., Commerzbank Capital Markets Corporation, First Union Securities, Inc., ING Barings LLC, Nesbitt Burns Securities Inc., Scotia Capital Markets (USA) Inc., SG Cowen Securities Corporation and TD Securities (USA) Inc. (collectively, the "Initial Purchasers") $500,000,000 aggregate principal amount of its 11 5/8% Senior Subordinated Notes due 2009 (the "Notes"). Immediately, upon consummation of the Spin-Off Transactions (as defined in the Offering Memorandum under the caption "Description of the Notes"), the Company will cause the Notes to be guaranteed (each, a "Guarantee") on a senior subordinated basis by each of its material domestic wholly-owned subsidiaries (except as otherwise provided in the Indenture (as defined below)), as Guarantors (each, a "Guarantor"). The Notes and the Guarantees are referred to herein as the "Securities." The Securities will be issued pursuant to an indenture, to be dated as of October 14, 1999 (the "Indenture"), by and among the Company, the Guarantors and The Bank of New York, as trustee (the "Trustee"). Not less than $486,875,000 (the "Escrow Account") of the net proceeds from the sale of the Securities will be deposited with the Trustee, as escrow agent under the Indenture. Immediately upon consummation of the Spin-Off Transactions, the Company will cause each of the Guarantors to execute an assumption agreement (the "Assumption Agreement") substantially in the form of Exhibit C hereto pursuant to which each of the Guarantors shall agree to assume the rights, duties and obligations of an "Issuer" hereunder and under the Registration Rights Agreement (as defined herein), as if such Guarantor were a party hereto and thereto as of the date hereof and at the Closing Date (as defined herein).

                  The Company and the Guarantors (collectively, the "Issuers") wish to confirm as follows their agreement with the Initial Purchasers in connection with the purchase and resale of the Securities. Notwithstanding anything to the contrary contained herein, with respect to the Guarantors, such confirmation and agreement shall be confirmed only from and after execution of the applicable Assumption Agreement.

                  1. Preliminary Offering Memorandum and Offering Memorandum. The Securities will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on an exemption pursuant to Section 4(2) under the Securities Act and the rules and regulations promulgated thereunder. The Issuers have prepared a preliminary offering memorandum, dated September 22, 1999 (the "Preliminary Offering Memorandum"), and an offering memorandum, dated October 8, 1999 (as amended or supplemented from time to time, the "Offering Memorandum"), setting forth information regarding the Issuers and the Securities. All references herein to the Offering Memorandum shall include any supplement or amendment subsequent thereto. The Issuers hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers on the terms and subject to the conditions set forth herein.

                  The Issuers understand that the Initial Purchasers propose to make offers and sales ("Exempt Resales") of the Securities purchased by the Initial Purchasers hereunder only on the terms and in the manner set forth in the Offering Memorandum and Section 2 hereof, as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, (i) to persons in the United States whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A"), in transactions under Rule 144A and (ii) outside the United States to persons other than U.S. persons in reliance upon and in compliance with Regulation S under the Securities Act, as such regulation may be amended from time to time ("Regulation S"). The persons specified in clauses (i) and (ii) are referred to herein as the "Eligible Purchasers." As used herein, the terms "United States" and "U.S. persons" have the respective meanings given them in Regulation S.

                  It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, each of the Notes (and each note issued in exchange therefor or in substitution thereof) shall bear the following legend:

         THIS NOTE (AND ANY GUARANTEE THEREOF) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND NEITHER THIS SECURITY (NOR ANY GUARANTEE THEREOF) NOR ANY INTEREST OR PARTICIPATION HEREIN (OR THEREIN) MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS SECURITY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE THERETO UNDER RULE 144(k) UNDER THE SECURITIES ACT WHICH IS APPLICABLE TO THIS SECURITY (THE "RESALE RESTRICTION TERMINATION DATE") OTHER THAN
         (1) TO THE ISSUER OR ITS SUBSIDIARIES, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON

     THE REVERSE OF THIS SECURITY IF THIS SECURITY IS NOT IN BOOK-ENTRY FORM),
     (3) TO A NON-"U.S. PERSON" IN AN "OFFSHORE TRANSACTION" (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY IF THIS SECURITY IS NOT IN BOOK-ENTRY FORM), (4) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE, OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND SUBJECT TO THE RIGHT OF THE ISSUER OR THE TRUSTEE FOR THE SECURITIES PRIOR TO ANY SUCH SALE, PLEDGE OR OTHER TRANSFER PURSUANT TO CLAUSE (4) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON REQUEST OF THE HOLDER ON OR AFTER THE RESALE RESTRICTION TERMINATION DATE.

                  It is also understood and acknowledged that holders (including subsequent transferees) of the Securities will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement") substantially in the form attached hereto as Exhibit A to be dated as of the Closing Date (as defined herein) by and among the Company and the Initial Purchasers.

                  2. Agreements to Sell, Purchase and Resell.

                  (a) Upon the basis of the representations, warranties and agreements of the Initial Purchasers herein contained and subject to all the terms and conditions set forth herein, each of the Issuers hereby agrees to issue and sell its Securities to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Issuers herein contained and subject to all the terms and conditions set forth herein, each Initial Purchaser, severally and not jointly, agrees to purchase from the Issuers that principal amount of Securities set forth opposite the name of such Initial Purchaser on Schedule I attached hereto at a purchase price of 97.375% of the principal amount thereof.

         (b) Each Initial Purchaser represents and warrants to the Issuers that it is a Qualified Institutional Buyer with such knowledge and experience in financial and business matters as are necessary to evaluate the merits and risks of an investment in the Securities, it believes it has received all of the information it considers necessary or appropriate for deciding whether to make an investment in the Securities, and it has advised the Issuers that it proposes to offer the Securities for resale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum in Exempt Resales. Each Initial Purchaser hereby represents and warrants to, and agrees with, the Issuers that it (i) will not solicit offers for, or offer to sell, the Securities by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act (including, but not limited to, (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (B) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; provided, however, that such limitation shall not preclude the Initial Purchasers from placing any "tombstone" announcement with respect to the resale by the Initial Purchasers of the Securities, provided that such announcement is not prohibited by (and is in compliance with) Regulation S), and (ii) will solicit offers for the Securities only from, and will offer, sell or deliver the Securities as part of its initial resales only to, (A) persons in the United States whom such Initial Purchaser reasonably believes to be Qualified Institutional Buyers, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to such Initial Purchaser that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, in each case, in transactions under Rule 144A and (B) outside the United States to persons other than U.S. persons in reliance on Regulation S. Each Initial Purchaser has advised the Company that it will offer the Securities to Eligible Purchasers at a price initially equal to 97.375% of the principal amount thereof, plus accrued interest, if any, from October 14, 1999.

         (c) Each Initial Purchaser represents and warrants that (i) it has not offered or sold, and will not offer or sell, directly or indirectly, any of the Securities in the United Kingdom by means of any document, other than to persons whose ordinary business it is to buy or sell shares or debentures whether as principal or agent (except in circumstances that do not constitute an offer to the public within the meaning of the Companies Act 1985), (ii) it has complied with and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by such Initial Purchaser in relation to the Securities in, from or otherwise involving the United Kingdom and (iii) it has only issued or passed on and will only issue or pass on in or from the United Kingdom to any persons any document received by such Initial Purchaser in connection with the issue of the Securities if the recipient is of a kind described in Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1988, as amended.

         (d) Each Initial Purchaser represents and warrants that with respect to Securities offered and sold or to be offered and sold pursuant to Regulation S it has offered and sold the Securities and agrees that it will offer and sell the Securities (i) as part of its initial distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Rule 903 of Regulation S. Accordingly, each Initial Purchaser represents, warrants and agrees that with respect to Securities offered and sold or to be offered and sold pursuant to Regulation S none of it, its affiliates or any person acting on its behalf or on behalf of its affiliates has engaged or will engage in any directed selling efforts in the United States with respect to the Securities, and it and its affiliates have complied and will comply with the offering restrictions requirements of Regulation S. Each Initial Purchaser agrees that, at or prior to confirmation of any sale of Securities pursuant to Regulation S, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases such Securities from it during the restricted period a confirmation or notice to substantially the following effect:

         The Securities covered hereby have not been registered under the Securities Act, and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their initial distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used above have the respective meanings given to them in Regulation S under the Securities Act.

                  Each Initial Purchaser understands that the Issuers and, for the purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 7(e) and Section 7(f) hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and agreements and each Initial Purchaser hereby consents to such reliance.

                  3. Delivery of the Securities and Payment Therefor. Delivery to the Initial Purchasers of and payment for the Securities shall be made at the office of Cahill Gordon & Reindel, 80 Pine Street, New York, New York at 9:00 A.M., New York City time, on October 14, 1999 (the "Closing Date"). The place of closing for the Securities and the Closing Date may be varied by agreement between the Initial Purchasers and the Company.

                  The Securities will be delivered to the Initial Purchasers against payment of the purchase price therefor by federal funds, certified check or wire transfer, in each case, of immediately available funds payable in accordance with written instructions from the Company; provided, that not less than $486,875,000 such funds shall be deposited in the Escrow Account with the Trustee pursuant to the terms of the Indenture. The Securities will be evidenced by one or more global securities (each, a "Global Security"), and will be registered, in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC") or in such names and in such denominations as the Initial Purchasers shall request prior to 1:00 p.m., New York City time, on the business day preceding the Closing Date. The Securities to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection and packaging not later than 9:30 a.m., New York City time, on the business day next preceding the Closing Date.

                  4. Agreements of the Issuers. Each of the Issuers agrees with the Initial Purchasers as follows:

                  (a) Until the completion of the distribution of the Securities by the Initial Purchasers to Eligible Purchasers, the Company will advise the Initial Purchasers promptly and, if requested, will confirm such advice in writing, of any material adverse change in the condition (financial or other), business, properties or results of operations of Automotive (as defined in the Offering Memorandum), or of the happening of any event or the existence of any condition that requires any amendment or supplement to the Offering Memorandum (as then amended or supplemented) so that the Offering Memorandum (x) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (y) will comply with applicable law.

                  (b) The Company will furnish to the Initial Purchasers, without charge, such number of copies of the Offering Memorandum, as it may then be amended or supplemented, as the Initial Purchasers may reasonably request.

                  (c) The Issuers will not make any amendment or supplement to the Preliminary Offering Memorandum or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall object in writing after being so advised unless, in the reasonable opinion of counsel to the Company, such amendment or supplement is necessary to comply with applicable law.

                  (d) Prior to the execution and delivery of this Agreement, the Issuers have delivered or will deliver to the Initial Purchasers, without charge, in such reasonable quantities as the Initial Purchasers shall have requested or may hereafter request, copies of the Preliminary Offering Memorandum. The Issuers consent to the use, in accordance with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the Initial Purchasers and by dealers, prior to the date of the Offering Memorandum, of each Preliminary Offering Memorandum so furnished by the Issuers. The Issuers consent to the use of the Offering Memorandum (and of any amendment or supplement thereto prepared in accordance with Section 4(c)) in accordance with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the Initial Purchasers and by all dealers to whom Securities may be sold, in connection with the offering and sale of the Securities.

                  (e) If, at any time prior to completion of the distribution of the Securities by the Initial Purchasers to Eligible Purchasers, any event shall occur or condition shall exist that in the judgment of the Company or in the opinion of the Initial Purchasers based on advice of counsel requires any amendment or supplement to the Offering Memorandum (as then amended or supplemented) so that the Offering Memorandum (x) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (y) will comply with applicable law, the Issuers will, in each such case subject to Section 4(c), promptly prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchasers that number of copies thereof as they shall reasonably request.

                  (f) The Issuers will cooperate with the Initial Purchasers and with their counsel in connection with the qualification of the Securities for offering and sale by the Initial Purchasers and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification; provided that in no event shall an Issuer be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general service of process in any jurisdiction where it is not now so subject.

                  (g) So long as any of the Securities are outstanding, the Company will furnish to the Initial Purchasers (i) as soon as reasonably practicable, a copy of each report of the Company filed with the Securities and Exchange Commission (the "Commission") and (ii) from time to time such other information concerning the Issuers as the Initial Purchasers may reasonably request.

                  (h) The Issuers will initially deposit the net proceeds from the sale of the Securities in the Escrow Account and thereafter will apply the proceeds from the sale of the Securities in accordance with the description set forth under "Use of Proceeds" in the Offering Memorandum.

                  (i) The Issuers have not taken, nor will they take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities. Except as permitted by the Securities Act, the Issuers will not distribute any offering material in connection with the Exempt Resales. Except following the effectiveness of the Exchange Registration Statement or the Shelf Registration (each as defined in the Registration Rights Agreement), the Issuers will not solicit any offers to buy and will not offer to sell the Securities by means of any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) or by means of any directed selling efforts (as defined under Regulation S and the Commission's releases related thereto).

                  (j) The Issuers will assist the Initial Purchasers in causing the Securities to be eligible for trading on the PORTAL market.

                  (k) From and after the Closing Date, so long as any of the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act or, if earlier, until two years after the Closing Date, and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company will furnish to holders of the Securities and prospective purchasers of Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to permit compliance with Rule 144A in connection with resales of the Securities.

                  (l) The Issuers agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the sale by the Issuers to the Initial Purchasers or by the Initial Purchasers to the Eligible Purchasers of the Securities.

                  (m) The Issuers agree to comply with all of the terms and conditions of the Registration Rights Agreement, and the Company agrees to comply with all agreements set forth in the representation letter of the Company to DTC relating to the approval of the Notes by DTC for "book entry" transfer.

                  (n) The Issuers agree that not later than any registration of the Securities pursuant to the Registration Rights Agreement, or at such earlier time as may be so required, the Issuers shall use their best efforts to cause the Indenture to be qualified under the Trust Indenture Act of 1939 (the "1939 Act") and will cause to be entered into any necessary supplemental indentures in connection therewith.

                  (o) The Issuers shall not resell any Securities that have been acquired by them.

                  (p) Prior to the Closing Date, the Company will furnish to the Initial Purchasers, as soon as reasonably practicable after they have been prepared, a copy of any unaudited interim consolidated financial statements of the Company for any accounting period of the Company subsequent to the period covered by the most recent consolidated financial statements of the Company appearing in the Offering Memorandum.

         5. Representations and Warranties of Issuers. The Issuers, jointly and severally, represent and warrant to the Initial Purchasers that:

                  (a) No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued and no proceeding, litigation or investigation for any such purpose has been commenced or is pending or, to the knowledge of any of the Issuers, is threatened.

                  (b) The Preliminary Offering Memorandum, the Offering Memorandum and each of the Exchange Act Reports (as defined herein), as of their respective dates, and the Offering Memorandum, as of the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements or omissions in the Preliminary Offering Memorandum and Offering Memorandum made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through or on behalf of Salomon Smith Barney Inc. expressly for use therein.

                  (c) As of the Closing Date and as of the date funds are released from the Escrow Account to the Company (the "Escrow Closing Date"), the Indenture will have been duly and validly authorized by the Company and as of the Escrow Closing Date, by the Guarantors, upon its execution and delivery by the Issuers, and assuming due authorization, execution and delivery by the Trustee, will be a valid and binding agreement of the Issuers, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity; the Indenture conforms in all material respects to the description thereof in the Offering Memorandum; and, assuming the accuracy of the representations of the Initial Purchasers contained herein, and compliance by the Initial Purchasers with the Agreements contained herein no qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Securities contemplated hereby or in connection with the Exempt Resales.

                  (d) As of the Closing Date the Notes, and as of the Escrow Closing Date the Guarantees, will have been duly authorized by the Company and the Guarantors, respectively, and, when executed by the Company and the Guarantors, respectively, and (in the case of the Notes) authenticated by the Trustee in accordance with the Indenture and delivered to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company and the Guarantors, respectively, entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity; and the Notes and the Guarantees conform in all material respects to the descriptions thereof in the Offering Memorandum.

                  (e) Schedule II sets forth each of the subsidiaries that are currently Significant Subsidiaries of the Company which hold assets or operations related to the conduct of the business of Automotive (each, a "Subsidiary").

                  (f) Each of the Issuers is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation (except where the failure to be in good standing, either singly or in the aggregate, would not have a material adverse effect on the Issuers) with full power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to conduct its business as presently conducted as described in the Offering Memorandum and is in good standing in each jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify would not have a material adverse effect on the condition (financial or other), business, properties or results of operations of Automotive (a "Material Adverse Effect").

                  (g) There are no legal or governmental proceedings pending against any of the Issuers or, to the knowledge of any of the Issuers, threatened against any of them or to which the Issuers or to which any of the respective properties of the Issuers are subject that are not disclosed in the Offering Memorandum and that, if adversely decided, would cause a Material Adverse Effect or materially adversely affect the issuance of the Securities, the Spin-Off Transactions or the consummation of any of the transactions contemplated by this Agreement, the Indenture, the Securities, the Registration Rights Agreement or the Assumption Agreement (collectively, the "Transaction Documents"). There are no individual agreements, contracts, indentures, leases or other instruments of the Issuers that are material to Automotive, taken as a whole, that are not described in the Offering Memorandum. Except as disclosed in the Offering Memorandum, none of the Issuers is involved in any strike, job action or labor dispute with any group of its employees that would have a Material Adverse Effect, and, to the knowledge of the Issuers, no such action or dispute is threatened.

                  (h) None of the Issuers is (x) in violation of its certificate or articles of incorporation or bylaws or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it, except where any such violation or violations in the aggregate would not have a Material Adverse Effect, or (y) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which any of the Issuers is a party or by which any of them or any of their respective properties may be bound, except as disclosed in the Offering Memorandum or where any such default or defaults in the aggregate would not have a Material Adverse Effect.

                  (i) None of (w) the issuance, offer, sale or delivery of the Securities, (x) the execution, delivery or performance of the Transaction Documents by any of the Issuers to the extent a party thereto, (y) the consummation by the Issuers of the transactions contemplated hereby or under any of the other Transaction Documents, or
         (z) the Spin-Off Transactions (i) requires any consent, approval, authorization or other order of, or registration or filing with (each, a "Consent"), any court, regulatory body, administrative agency or other governmental body, agency or official (except such Consents as may have been obtained or may be required in connection with the registration under the Securities Act of the Securities in accordance with the Registration Rights Agreement, the filing of the Form S-4 Registration Statement of Packaging (as defined in the Offering Memorandum) in connection with the Spin-Off Transactions (the "Form S-4") with the Commission, the filing of the Form 10 Registration Statement of Packaging in connection with the Spin-off Transactions (the "Form 10"), the qualification of the Packaging common stock for listing on the New York Stock Exchange, the qualification of the Indenture under the 1939 Act and except for compliance with the securities or Blue Sky laws of various jurisdictions or the failure to obtain which would not have a Material Adverse Effect or materially adversely affect the consummation of the transactions contemplated by the Transaction Documents) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws or other organizational documents of any of the Issuers, or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which any of the Issuers is a party or by which any of them or any of their respective properties may be bound, except as disclosed in the Offering Memorandum including, without limitation, any Consent required in connection with the debt realignment described therein, or any such conflicts, breaches or defaults that in the aggregate would not have a Material Adverse Effect, or (iii) violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to any of the Issuers or any of their respective properties, except any such violations that in the aggregate would not have a Material Adverse Effect, or (iv) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Issuers pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or assets is subject, other than liens, charges and encumbrances disclosed in the Offering Memorandum or that would not in the aggregate have a Material Adverse Effect.

                  (j) To the Company's knowledge, Arthur Andersen LLP, who have certified the financial statements included as part of the Offering Memorandum, are independent public accountants under Rule 101 of the AICPA's Code of Professional Conduct and its interpretations and rulings.

                  (k) The financial statements of the Company included in the Offering Memorandum, together with the related notes thereto, comply in all material respects with the requirements of the Securities Act, and present fairly the financial position, results of operations and cash flows of the Issuers at the dates and for the periods to which they relate, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP"). The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Offering Memorandum (A) present fairly on the basis stated the information shown therein, (B) comply in all material respects with the requirements of the Securities Act and the Exchange Act, (C) have been prepared in accordance with applicable requirements of Rule 11-02 of Regulation S-X promulgated under the Securities Act and (D) have been properly computed on the basis described therein. The Company believes that the assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included in the Offering Memorandum are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                  (l) Each of the Issuers has all the requisite corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Documents, to the extent a party thereto; the execution and delivery of, and the performance by each of the Issuers (to the extent a party thereto) of its obligations under, each of the Transaction Documents has been duly and validly authorized by each of the Issuers and this Agreement and each of the other Transaction Documents will have been duly executed and delivered by the Company as of the Closing Date and each of the Guarantors as of the Escrow Closing Date and, assuming the due authorization, execution and delivery of each such Transaction Document by the other parties thereto, will constitute at such time the valid and legally binding agreement of each of the Issuers, enforceable against each Issuer in accordance with its terms, except as the enforcement hereof and thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and except as rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws or principles of public policy.

                  (m) Except as disclosed in the Offering Memorandum, subsequent to the date as of which such information is given in the Offering Memorandum, none of the Issuers has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material or will be material to Automotive, and there has not been any material change in the capital stock, or material increase in the short-term or long-term debt of the Company or any Subsidiary.

                  (n) Each of the Issuers has good and marketable title to all property (real and personal) described in the Offering Memorandum as being owned by it, free and clear of all liens, claims, security interests or other encumbrances, except such as are described in the Offering Memorandum or would not, in the aggregate, have a Material Adverse Effect, and all the property described in the Offering Memorandum as being held under lease by each of the Issuers is held by it under, to each Issuer's knowledge, valid and enforceable leases, except as the enforcement thereof may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity.

                  (o) Upon consummation of the Spin-Off Transactions, the Issuers will have good and marketable title to all property (real and personal) necessary for the conduct of the business of Automotive as described in the Offering Memorandum as being owned by it, free and clear of all liens, claims, security interests or other encumbrances, except such as are described in the Offering Memorandum or would not, in the aggregate, have a Material Adverse Effect, and upon consummation of the Spin-Off Transactions all property described in the Offering Memorandum as being held under lease and used in the conduct of the business of Automotive as described in the Offering Memorandum will be held by the Issuers under to each Issuer's knowledge valid and enforceable leases, except as the enforcement thereof may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity.

                  (p) Except as permitted by the Securities Act, the Issuers have not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Preliminary Offering Memorandum and Offering Memorandum (and any amendment or supplement thereto in accordance with Section 4(c) hereof).

                  (q) Each of the Issuers (i) has such permits, licenses, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities ("Permits") as are necessary under applicable law to own their respective properties and to conduct their respective businesses in the manner described in the Offering Memorandum and (ii) upon consummation of the Spin-Off Transactions, will have such Permits as are necessary under applicable law to own properties and conduct the business of Automotive, in each case except to the extent that the failure to have such Permits would not have a Material Adverse Effect; each of the Issuers has fulfilled and performed in all material respects all its obligations with respect to the Permits, and, to the knowledge of the Issuers, no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Offering Memorandum and except to the extent that any such revocation or termination, individually or in the aggregate, would not have a Material Adverse Effect.

                  (r) The Company maintains a system of internal accounting controls and after consummation of the Spin-Off Transactions, the Company will maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions of the Issuers are executed in accordance with management's general or specific authorization; and (ii) transactions of the Issuers are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets.

                  (s) None of the Issuers nor, to the knowledge of any of the Issuers, any employee or agent of the Issuers has made any payment of funds or received or retained any funds in violation of any law, rule or regulation, which violation would have a Material Adverse Effect.

                  (t) Except as disclosed in the Offering Memorandum, the Issuers have filed all tax returns required to be filed (other than filings being contested in good faith), which returns are true and correct in all material respects as of their respective filing dates, and none of the Issuers is in default in the payment of any taxes that were payable pursuant to said returns or any assessments with respect thereto (other than taxes being contested in good faith), except where the failure to file such returns and make such payments (whether or not being contested in good faith) would not, individually or in the aggregate, have a Material Adverse Effect.

                  (u) Upon redemption of the preferred stock of Tenneco International Holding Corp., no holder of any security of an Issuer (other than holders of the Securities) will have any right to request or demand registration of any security of an Issuer because of the consummation of the Spin-Off Transactions or the transactions contemplated by the Transaction Documents.

                  (v) Each of the Issuers owns or possess adequate rights to use, and after giving effect to the Spin-Off Transactions will own or possess adequate rights to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Offering Memorandum as being owned by it or necessary for the conduct of the business of Automotive, and no Issuer has received notice of any claim to the contrary (a "Claim") or any challenge (a "Challenge") by any other person to the rights of each of the Issuers with respect to the foregoing, except for such Claims and Challenges that would not have a Material Adverse Effect.

                  (w) None of the Issuers is and, upon sale of the Securities to be issued and sold hereby in accordance herewith and the application of the net proceeds of such sale as described in the Offering Memorandum under the caption "Use of Proceeds," will be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (x) When the Securities are issued and delivered pursuant to this Agreement, such Securities will not be of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as any security of an Issuer that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system.

                  (y) None of the Issuers nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) that is or will be integrated with the offering and sale of the Securities in a manner that would require the registration of the Securities under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offering of the Securities.

                  (z) Assuming (i) the representations and warranties of the Initial Purchasers in Section 2 hereof are true and correct in all material respects, (ii) each Initial Purchaser complies with the covenants set forth in Section 2 hereof, (iii) compliance by each Initial Purchaser with the offering and transfer procedures and restrictions described in the Offering Memorandum, (iv) the accuracy of the representations and warranties deemed to be made in the Offering Memorandum by purchasers to whom the Initial Purchasers initially resell Securities and (v) purchasers to whom the Initial Purchasers initially resell Securities receive a copy of the Offering Memorandum prior to such sale, the purchase and sale of the Securities pursuant hereto (including the Initial Purchasers' proposed offering of the Securities on the terms and in the manner set forth in the Offering Memorandum and Section 2 hereof) do not require registration under the Securities Act.

                  (aa) The execution and delivery of this Agreement and the other Transaction Documents and the sale of the Securities to the Initial Purchasers by the Issuers and by the Initial Purchasers to Eligible Purchasers in accordance with the terms hereof and the consummation of the Spin-Off Transactions will not result in any prohibited transaction within the meaning of Section 406 of ERISA or
         Section 4975 of the Internal Revenue Code. The representations made by the Issuers in the preceding sentence are made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the section entitled "Notice to Investors."

                  (bb) Except as disclosed or contemplated by the Offering Memorandum, each of the Issuers is in compliance with, and not subject to any liability under, any applicable federal, state, local and foreign statute, regulation, rule, codes, ordinances, directives and orders relating to pollution or to protection of public or employee health or safety or to the environment, including, without limitation, those that relate to any Hazardous Material (as defined herein ("Environmental Laws")), except, in each case, where noncompliance or liability, individually or in the aggregate, would not have a Material Adverse Effect. The term "Hazardous Material" means any pollutant, contaminant or waste, or any hazardous, dangerous, or toxic chemical, material, waste, substance or constituent subject to regulation under any Environmental Law.

                  (cc) Immediately after the consummation of each of the purchase and sale of the Securities and the Spin-Off Transactions, the fair value and present fair saleable value of the assets of the Company will exceed the sum of its stated liabilities and identified contingent liabilities; the Company is not, nor will it be, after giving effect to the consummation of such transactions, (i) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (ii) unable to pay its debts (contingent or otherwise) as they mature or (iii) otherwise insolvent.

                  (dd) The statistical and market-related data included in the Offering Memorandum are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

                  (ee) In connection with the tender offers and exchange offers to be consummated in connection with the Spin-Off Transactions, the Company has complied, and will continue to comply at all times prior to the expiration of the tender offers and exchange offers, in all material respects with the applicable requirements of the Exchange Act.

                  (ff) The historical financial information and statistical data set forth in the Offering Memorandum under the captions "-- Summary -- Summary Historical and Pro Forma Combined Financial Data", "Capitalization", "Unaudited Pro Forma Consolidated Financial Statements", "Supplemental Consolidated Financial Data" and "Selected Financial Data" in each case including the accompanying notes, are prepared on a basis consistent with the relevant historical consolidated financial statements or combined financial statements, as the case may be, of the Company.

         6. Indemnification and Contribution.

                  (a) The Issuers agree to jointly and severally indemnify and hold harmless each Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, and each of their respective employees, from and against any and all losses, claims, damages, liabilities and out-of-pocket expenses (including reasonable costs of investigation) incurred by any such persons arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or Offering Memorandum or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to an Initial Purchaser through Salomon Smith Barney Inc., furnished in writing to the Company by an Initial Purchaser, expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a), with respect to the Preliminary Offering Memorandum shall not inure to the benefit of an Initial Purchaser on account of any such loss, claim, damage, liability or expense arising from the sale of the Securities by such Initial Purchaser to any person if the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Offering Memorandum was corrected in the Offering Memorandum and such Initial Purchaser sold Securities to that person without sending or giving, at or prior to the written confirmation of such sale, a copy of the Offering Memorandum (as then amended or supplemented). The foregoing indemnity agreement shall be in addition to any liability that an Issuer may otherwise have.

         (b) If any action, suit or proceeding shall be brought against an Initial Purchaser or any person who controls an Initial Purchaser in respect of which indemnity may be sought against the Issuers in accordance with this
Section 6, such Initial Purchaser or any such person who controls such Initial Purchaser or is an employee of such Initial Purchaser shall promptly notify in writing any Issuer, and the Issuers shall assume the defense thereof, including the employment of counsel reasonably acceptable to such Initial Purchaser or such person who controls an Initial Purchaser or such employee of such Initial Purchaser and payment of all fees and expenses relating to the assumption of the defense by the Issuers. An Initial Purchaser or any person who controls an Initial Purchaser or an employee of such Initial Purchaser shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Initial Purchaser or any such person who controls an Initial Purchaser or such employee of such Initial Purchaser unless
(i) any Issuer has agreed in writing to pay such fees and expenses, (ii) the Issuers have failed to assume the defense and employ counsel on a timely basis or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Initial Purchaser or any such person who controls an Initial Purchaser or such employee of such Initial Purchaser and an Issuer and such Initial Purchaser or any such person who controls an Initial Purchaser or such employee of such Initial Purchaser shall have been advised by its counsel that representation of such indemnified party and such Issuer by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Issuers shall not have the right to assume the defense of such action, suit or proceeding (a "Conflicted Action") on behalf of such Initial Purchaser or any such person who controls an Initial Purchaser). It is understood, however, that the Issuers shall, in connection with any such Conflicted Action, be liable for the reasonable fees and expenses of a single counsel (in addition to any local counsel) for the Initial Purchasers and each person who controls an Initial Purchaser and their respective employees, which firm shall be designated in writing by Salomon Smith Barney Inc., and that all such reasonable fees and expenses shall be reimbursed as incurred as provided in paragraph (a) hereof. The Issuers shall not be liable for any settlement of any such action, suit or proceeding effected without the written consent of the Issuers, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Issuers agree to jointly and severally indemnify and hold harmless the Initial Purchasers, to the extent provided in paragraph (a), and any person who controls an Initial Purchaser from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

         (c) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless each Issuer, their respective directors, employees and officers and any person who controls an Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Issuers to the Initial Purchasers set forth in paragraph
(a) hereof, but only with respect to information relating to such Initial Purchaser furnished in writing by such Initial Purchaser through Salomon Smith Barney Inc. expressly for use in the Preliminary Offering Memorandum or Offering Memorandum or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against an Issuer, any of their respective directors, employees or officers or any such controlling person based on the Preliminary Offering Memorandum or Offering Memorandum, or any amendment or supplement thereto, and in respect of which indemnity may be sought against an Initial Purchaser pursuant to this paragraph (c), such Initial Purchaser shall have the rights and duties given to the Issuers by paragraph (b) above (except that if the Issuers shall have assumed the defense thereof, such Initial Purchaser shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at such Initial Purchaser's expense), and each Issuer, their respective directors and officers and any such controlling person shall have the rights and duties given to the Initial Purchasers by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability that an Initial Purchaser may otherwise have.

         (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by an Issuer on the one hand and an Initial Purchaser on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of an Issuer on the one hand and an Initial Purchaser on the other in connection with the statements or such omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by an Issuer on the one hand and an Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by an Issuer bear to the total discounts and commissions received by such Initial Purchaser, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of an Issuer on the one hand and an Initial Purchaser on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Issuer on the one hand or by such Initial Purchaser on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other out-of-pocket expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending or appearing as a third party witness in any such action, suit or proceeding. Notwithstanding the provisions of this Section 6, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price of the Securities purchased by it and distributed to the public exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 6 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred, provided that court judgments shall be payable only when final and non-appealable. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Issuers set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of an Initial Purchaser or any person who controls an Initial Purchaser, an Issuer, their respective directors, employees or officers or any person controlling an Issuer, (ii) acceptance of any Securities and payment therefor hereunder and (iii) any termination of this Agreement. A successor to an Initial Purchaser or any person who controls an Initial Purchaser, an Issuer, their respective directors or officers or any person controlling an Issuer, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

         (g) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

         7. Conditions of the Initial Purchasers' Obligations. The obligations of each Initial Purchaser to purchase and pay for the Securities to be purchased by it on the Closing Date hereunder are subject to the fulfillment, in such Initial Purchaser's sole discretion, of the following conditions:

                  (a) At the time of execution of this Agreement and on the Closing Date, no order or decree preventing the use of the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act shall have been issued and no proceedings for those purposes shall have been commenced or shall be pending or, to the knowledge of the Issuers, threatened. No order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Issuers, threatened.

                  (b) At the time of the execution of this Agreement and on the Closing Date, the Company shall have entered into a new credit facility providing for borrowings on the date the Spin-Off Transactions are consummated of at least $1,550,000,000 and having terms substantially identical to those set forth in the Offering Memorandum under the caption "Description of Senior Credit Facility" (the "New Credit Facility"), and the Company shall have delivered to the Initial Purchasers a true, correct and complete executed copy of the New Credit Facility. The Company shall have received the necessary consents under its Credit Facility by and among the Company, the banks party thereto, Morgan Guaranty Trust Company, as Administrative Agent, Bank of America Illinois, as Documentation Agent and J.P. Morgan Securities Inc. as Arranger, dated November 4, 1996, permitting the Offering of the Notes and the Spin-Off Transactions and such consents shall be in form and substance reasonably satisfactory to the Initial Purchasers.

                  (c) On the Closing Date, Tenneco's board of directors shall have duly authorized the consummation of the Spin-Off Transactions in substantially the form set forth in the Offering Memorandum and such authorization shall not have been rescinded, and the consummation of the Spin-Off Transactions shall not be subject to any order, decree or injunction of any court or governmental authority or agency the effect of which would be to prevent the consummation of such Spin-Off Transactions.

                  (d) Subsequent to the date hereof, (i) except as disclosed or contemplated in the Offering Memorandum, there shall not have occurred any material adverse change in the condition (financial or other), business, prospects, properties, assets, net worth, or results of operations of (x) the Issuers, taken as a whole or (y) Automotive, which, in the opinion of the Initial Purchasers, would materially adversely affect the market for the Securities, or (ii) the Offering Memorandum shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, if amending or supplementing the Offering Memorandum to correct any such misstatement or omission could, in the sole judgment of the Initial Purchasers, materially adversely affect the marketability of the Securities.

                  (e) The Initial Purchasers shall have received on the Closing Date an opinion of Jenner & Block, counsel for the Issuers, dated the Closing Date and addressed to the Initial Purchasers, substantially in the form of Exhibit B hereto.

                  (f) The Initial Purchasers shall have received on the Closing Date an opinion of Cahill Gordon & Reindel, counsel for the Initial Purchasers, dated the Closing Date and addressed to the Initial Purchasers, with respect to such matters as the Initial Purchasers may request.

                  (g) The Initial Purchasers shall have received "cold comfort" letters addressed to the Initial Purchasers, and dated the date hereof and the Closing Date, from Arthur Andersen LLP, substantially in the forms heretofore approved by the Initial Purchasers.

                  (h) (i) There shall not have been any change in the capital stock of the Company or any Subsidiary nor any material increase in the short-term or long-term debt of the Company or any Subsidiary from that set forth or contemplated in the Offering Memorandum; there has not occurred and does not exist, since the respective dates as of which information is given in the Offering Memorandum, any event or condition which has had or could reasonably be expected to have a Material Adverse Effect; (ii) except as disclosed or contemplated by the Offering Memorandum, the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent, except for liabilities incurred in the ordinary course of business, that are material to Automotive;
         (iii) all the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; and (iv) the Initial Purchasers shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief accounting officer of each of the Company (or such other officers as are acceptable to the Initial Purchasers), to the effect set forth in this Section 7(h) and in
         Section 7(j) hereof.

                  (i) The Issuers shall not have failed at or prior to the Closing Date to have performed or complied with any of their respective agreements herein contained and satisfied all the conditions required to be performed or complied with by them hereunder at or prior to the Closing Date.

                  (j) Subsequent to the date hereof, there shall not have been any announcement by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g) under the Securities Act, that (i) it is downgrading its rating assigned to any class of securities of Automotive (including the Securities and such other securities as the Offering Memorandum contemplates will be issued in connection with the transactions contemplated herein and the Spin-Off Transactions), or (ii) it is reviewing its ratings assigned to any class of securities of Automotive (including the Securities and such other securities as the Offering Memorandum contemplates will be issued in connection with the transactions contemplated herein and in the Spin-Off Transactions) with a view to possible downgrading, with negative implications or direction not determined.

                  (k) The Securities shall have been approved for trading on the PORTAL market.

                  (l) The Issuers shall have furnished or caused to be furnished to the Initial Purchasers such further certificates and customary closing documents as the Initial Purchasers shall have reasonably requested.

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers.

         Any certificate or document signed by any officer of an Issuer and delivered to the Initial Purchasers, or to counsel for the Initial Purchasers, shall be deemed a representation and warranty by the Issuers to the Initial Purchasers as to the statements made therein.

         8. Expenses.

         (a) Whether or not the purchase and sale of the Securities hereunder is consummated or this Agreement is terminated pursuant to Section 9 hereof, the Issuers agree to pay the following costs and expenses and all other costs and expenses incident to the performance by them of their obligations hereunder: (i) the printing or reproduction of the Preliminary Offering Memorandum and the Offering Memorandum (including financial statements thereto), and each amendment or supplement to any of them, the Agreement, Registration Rights Agreement and the Indenture; (ii) the delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Offering Memorandum, the Preliminary Offering Memorandum and all amendments or supplements thereto as may be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the printing, authentication, issuance and delivery of certificates for the Securities, including any stamp taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of the preliminary and supplemental Blue Sky Memoranda and all other agreements and documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the application for quotation of the Securities on PORTAL; (vi) the qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 4(f) hereof (including the reasonable fees, expenses and disbursements of counsel for the Initial Purchasers relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such qualification); and (vii) the reasonable fees and expenses of the Issuers' accountants and the reasonable fees and expenses of counsel (including local and special counsel) for the Company.

         (b) If the purchase and sale of the Securities hereunder is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because this Agreement is terminated because of any failure, refusal or inability on the part of the Issuers to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder other than by reason of a default by an Initial Purchaser in payment for the Securities on the Closing Date, the Issuers shall reimburse the Initial Purchasers promptly upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities and the other transactions contemplated hereby; provided that the defaulting Initial Purchaser shall reimburse the Issuers upon demand for all reasonable out-of-pocket expenses (including reasonable fees and expenses for law and accounting services and printing costs) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities and the transactions contemplated hereby.

         9. Termination of Agreement. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchasers, without liability on the part of the Initial Purchasers to the Issuers, by notice to any Issuer, if prior to the Closing Date, (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States or the market for the Securities is such as to make it, in the sole judgment of the Initial Purchasers, impracticable or inadvisable to commence or continue the offering of the Securities on the terms set forth on the cover page of the Offering Memorandum (or if not yet in existence then the Preliminary Offering Memorandum) or to enforce contracts for the resale of the Securities by the Initial Purchasers. Notice of such termination may be given to the Issuers by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

         10. Default by an Initial Purchaser. If any Initial Purchaser shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its obligations under this Agreement, the remaining Initial Purchaser shall be obligated to take up and pay for the Securities which the defaulting Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Initial Purchaser agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such non-defaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to the non-defaulting Initial Purchasers or the Issuers. In the event of a default by any Initial Purchaser as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding seven days, as the non-defaulting Initial Purchasers shall determine in order that the required changes in the Offering Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Issuers or the non-defaulting Initial Purchasers for damages occasioned by its default hereunder.

         11. Information Furnished by the Initial Purchasers. The statements set forth in the stabilization legend on page ii and in the ninth paragraph under the caption "Plan of Distribution" in the Preliminary Offering Memorandum and the Offering Memorandum, constitute the only information furnished by the Initial Purchasers as such information is referred to in Sections 5(b) and 6 hereof.

         12. Miscellaneous. Except as otherwise provided herein, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Issuers, at Tenneco, 500 North Field Drive, Lake Forest, IL 60045, Attention: Karl A. Stewart, or (ii) if to the Initial Purchasers, to Salomon Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, Attention:
Manager, Investment Banking Division.

         This Agreement has been and is made solely for the benefit of the Initial Purchasers, Issuers, and their respective directors, officers and the controlling persons referred to in Section 6 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the terms "successors and assigns" as used in this Agreement shall include a purchaser from an Initial Purchaser of any of the Securities in its status as such purchaser.

         13. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York without regard to principles of conflicts of law.

         This Agreement may be signed in various counterparts which together constitute one and the same instrument.

                  Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers.

                                 Very truly yours,

                                 TENNECO INC.


                                 By: /s/ Karen R. Osar
                                     Name:  Karen R. Osar
                                     Title: Vice President & Treasurer


Confirmed as of the date first above mentioned.

SALOMON SMITH BARNEY INC.,
    and the Initial
    Purchasers listed on
    Schedule I hereto

By: Salomon Smith Barney Inc.


By: /s/ Stephen Cunningham
    Name:  Stephen Cunningham
    Title: Vice President

                                                                      SCHEDULE I


                      INITIAL PURCHASERS' PRINCIPAL AMOUNT
                          OF SECURITIES TO BE PURCHASED

NAME                                                         AMOUNT
----                                                         ------
Salomon Smith Barney Inc.                                    $ 225,000,000
Credit Suisse First Boston Corporation                          62,500,000
Morgan Stanley & Co. Incorporated                               37,500,000
Banc of America Securities LLC                                  37,500,000
Chase Securities Inc.                                           37,500,000
Bear, Stearns & Co. Inc.                                        17,500,000
BNY Capital Markets                                             10,000,000
Banc One Capital Markets                                        10,000,000
Commerzbank Capital Markets Corporation                         10,000,000
Nesbitt Burns Securities Inc.                                    8,750,000
First Union Securities, Inc.                                     8,750,000
ING Barings                                                      8,750,000
Scotia Capital Markets (USA) Inc.                                8,750,000
Societe Generale                                                 8,750,000
TD Securities                                                    8,750,000
                                                                 ---------
                         TOTAL:                              $ 500,000,000
                                                               ===========

                                                                     SCHEDULE II


                             AUTOMOTIVE SUBSIDIARIES

                                                                   JURISDICTION OF
                                         OWNED BY AND              INCORPORATION/
NAME                                     PERCENTAGE OWNED          ORGANIZATION
----                                     ----------------          ------------
Tenneco Automotive Inc.                  Tenneco Inc./100%          Delaware
Tenneco International Holding Corp.      Tenneco Inc./100%(a)       Delaware







----------
(a)  As of consummation of the Spin-Off Transactions.

                                                                       EXHIBIT A


                     [Form of Registration Rights Agreement]


                         (executed and filed as Exhibit
                           10.23 to the Registration
                      Statement with which this is filed)

                                                                       EXHIBIT B


                       [Form of Opinion of Jenner & Block]


                                October __, 1999



SALOMON SMITH BARNEY INC.,
and the other Initial Purchasers listed
on Schedule I hereto
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, NY 10013

Ladies and Gentlemen:

                  We have acted as special counsel to Tenneco Inc., a Delaware corporation (the "Company"), in connection with the execution, delivery and performance by the Company of the Purchase Agreement among Salomon Smith Barney Inc., the other Initial Purchasers and the Company dated October 8, 1999 (the "Purchase Agreement"), pursuant to which the Initial Purchasers are purchasing an aggregate principal amount of $500 million 115/8% Senior Subordinated Notes due 2009 (the "Notes"), to be issued pursuant to an indenture dated as of October __, 1999 (the "Indenture") between the Company and The Bank of New York, as Trustee. This opinion is being delivered pursuant to Section 7(e) of the Purchase Agreement. Initially capitalized terms not defined herein have the definitions set forth in the Purchase Agreement.

                  For purposes of our opinion, we have examined the following documents (the "Documents"):

                  (a) The Preliminary Offering Memorandum dated September 22, 1999 (the "Preliminary Offering Memorandum") relating to the Notes;

                  (b) The final Offering Memorandum dated October 8, 1999 (the "Offering Memorandum") relating to the Notes;

October __, 1999
Page 2




                  (c)      The Purchase Agreement;

                  (d)      The Indenture;

                  (e)      The form of the Notes; and

                  (f) The Registration Rights Agreement dated October __, 1999 (the "Registration Rights Agreement").

In addition, we have examined originals or copies of certificates and the documents delivered in connection with the sale of the Notes on the date hereof. We have also examined certified copies of resolutions of the Board of Directors and/or committees of the Board of Directors of the Company authorizing the Documents and other matters. In addition, we have made inquiries of officers and employees of the Company and we have examined originals (or copies certified or otherwise identified to our satisfaction) of such instruments, certificates and documents and we have reviewed such questions of law, as we have deemed necessary or appropriate for the purpose of the opinion rendered below. As to any fact material to our opinion, we have (with your permission and without any investigation or independent confirmation) assumed the accuracy of such instruments, certificates and documents with respect to the facts stated therein. In rendering the opinion that follows, we have assumed (i) the genuineness of all signatures, (ii) the authenticity of all documents submitted to us as originals, (iii) the conformity to the original documents of all documents submitted to us as copies, (iv) that all documents which must be executed and delivered by parties other than the Company to be effective have been duly authorized, executed and delivered by such other parties and (v) that the Notes have been fully paid for.

                  Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge, we are referring to the actual knowledge of Jenner & Block attorneys who have given substantive attention to matters concerning the Company during the course of our representation of the Company, which knowledge has been obtained by such attorneys in their capacity as such. Notwithstanding the foregoing, for purposes of our opinion in subparagraph 9(ii), knowledge shall mean the actual knowledge of Jenner & Block attorneys who have devoted a significant amount of time to the Spin-Off Transactions, which knowledge has been obtained by such attorneys in their capacity as such. Except as expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of such facts and no inference as to our knowledge concerning such facts should be drawn from the fact that such representation has been undertaken by us.

October __, 1999
Page 3




                  Based on the foregoing and subject to such other or further exceptions and limitations as may be set forth below, it is our opinion that:

                  1. Each of the Company, Tenneco Automotive Inc., a Delaware corporation ("TA"), andTenneco International Holding Corp., a Delaware corporation ("TIHC"), is validly existing and in good standing under the laws of its jurisdiction of incorporation with requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify would not reasonably be expected to have a Material Adverse Effect.

                  2. The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement, the Indenture and the Registration Rights Agreement; the execution and delivery of, and the performance by the Company of its obligations under, each of the Purchase Agreement, the Indenture and the Registration Rights Agreement has been duly and validly authorized by the Company, and each of the Purchase Agreement, the Indenture and the Registration Rights Agreement has been duly executed and delivered by the Company. The Purchase Agreement, the Indenture and Registration Rights Agreement (assuming due authorization and execution by each party thereto other than the Company, to the extent a party thereto) each constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms.

                  3. The Notes have been duly authorized by the Company and, when authenticated by the Trustee in accordance with the Indenture and delivered to the Initial Purchasers against payment therefor in accordance with the terms of the Purchase Agreement, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms.

                  4. None of (a) the issuance, offer, sale or delivery of the Securities, (b) the execution, delivery or performance of the Documents by the Company, TA, or TIHC, to the extent a party thereto, or (c) the consummation by the Company, TA or TIHC of any of the transactions contemplated by the

October __, 1999
Page 4




                           Documents, (i) to our knowledge, requires any consent, approval, authorization or other order of, or registration or filing with (each, a "Consent"), any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained or may be required in connection with the registration under the Securities Act of the Securities in accordance with the Registration Rights Agreement, the qualification of the Indenture under the 1939 Act and except for compliance with the securities or Blue Sky laws of various jurisdictions), (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate of incorporation or by-laws of the Company, TA or TIHC, except any such conflicts, breaches and defaults that in the aggregate would not reasonably be expected to have a Material Adverse Effect, (iii) to our knowledge, conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument known to us to which the Company, TA or TIHC is a party or by which any of them or any of their respective properties may be bound, except as disclosed in the Offering Memorandum including, without limitation, any Consent required in connection with the debt realignment described therein, or any such conflicts, breaches and defaults that in the aggregate would not reasonably be expected to have a Material Adverse Effect, (iv) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree known to us to be applicable to the Company, TA or TIHC, or any of their respective properties, except any such violations that in the aggregate could not have a Material Adverse Effect (it being understood that we express no opinion in this paragraph 4 regarding compliance with disclosure requirements or prohibitions against fraud or misrepresentation), or
                           (v) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, TA or TIHC pursuant to the terms of any agreement or instrument known to us to which any of them is a party or by which any of them may be bound or to which any of their properties or assets is subject, other than as disclosed in the Offering Memorandum.

                  5. The Initial Purchasers will acquire title to the Notes, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities if the Initial Purchasers acquire such Notes in good faith and without notice of any such security interests, mortgages, pledges, liens, encumbrances, claims or equities.

October __, 1999
Page 5




                  6. The Indenture creates a valid security interest in favor of the Trustee in all right, title and interest of the Company in and to the Collateral (as defined in the Indenture).

                  7. Assuming (i) the representations and warranties of the Company in Section 5 of the Purchase Agreement are true and correct, (ii) the representations and warranties of the Initial Purchasers in Section 2 of the Purchase Agreement are true and correct, (iii) the Company complies with the covenants set forth in
                           Section 4 of the Purchase Agreement, (iv) the Initial Purchasers comply with the covenants set forth in
                           Section 2 of the Purchase Agreement, (v) the Initial Purchasers comply with the offering and transfer procedures and restrictions described in the Offering Memorandum, (vi) the representations and warranties deemed to be made in the Offering Memorandum by purchasers to whom the Initial Purchasers initially resell Securities are true and correct and (vii) purchasers to whom the Initial Purchasers initially resell Securities receive a copy of the Offering Memorandum prior to such sale, the purchase and sale of the Securities pursuant to the Purchase Agreement (including the Initial Purchasers' offering and sale of the Securities on the terms and in the manner set forth in the Offering Memorandum and Section 2 of the Purchase Agreement) do not require registration under the Securities Act.

                  8. Assuming the accuracy of the Initial Purchasers' representations and warranties contained in the Purchase Agreement and the compliance by the Initial Purchasers with the agreements contained in the Purchase Agreement, no qualification of the Indenture under the 1939 Act, as now in effect, is required in connection with the offer and sale of the Securities to the Initial Purchasers or the initial resale of the Securities by the Initial Purchasers to Eligible Purchasers solely in the manner contemplated by the Purchase Agreement.

                  9. To our knowledge, (i) none of the Company, TA or TIHC is in violation of its certificate of incorporation or by-laws, (ii) none of the Company, TA or TIHC is in violation of any law, ordinance, administrative or governmental rule or regulation known to us to be applicable to it, decree of any court or governmental agency or body known to us as having jurisdiction over the Company and (iii) none of the Company, TA or TIHC is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness known to us to which any of the Company, TA or TIHC is a party or by which any of their

October __, 1999
Page 6




                           respective properties may be bound, except as disclosed in the Offering Memorandum or where any such default or defaults in the aggregate would not reasonably be expected to have a Material Adverse Effect.

                  10. To our knowledge, (i) there are no legal governmental proceedings involving or affecting any of the Company, TA or TIHC, or any of their respective properties or assets, which would be required to be described in a prospectus pursuant to the Securities Act that are not described in the Offering Memorandum, and (ii) there are no material contracts or other documents which would be required to be described in a prospectus pursuant to the Securities Act that are not described in the Offering Memorandum.

                  11. The statements in the Offering Memorandum under the heading "Description of the Notes," insofar as such statements purport to summarize certain provisions of the Notes, the Guarantees, the Registration Rights Agreement and the Indenture, are correct in all material respects and provide a fair summary of the provisions of such agreements and instruments.

                  12. The statements in the Offering Memorandum under the heading "Risk Factors -- Risks Relating to the Spin-Off," "Business -- Legal and Environmental Proceedings", and "United States Federal Tax Consequences" are correct in all material respects and fairly summarize the legal matters and material tax consequences, as the case may be, described therein.

                  13. The Company is not, nor immediately after the sale of the Securities to be sold under the Purchase Agreement and the application of the proceeds from such sale (as described in the Offering Memorandum under the caption "Use of Proceeds") will it be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  14. Neither the consummation of the transactions contemplated by the Purchase Agreement nor the sale, issuance, execution or delivery of the Securities will violate Regulation T, U or X of the Board of Governors of the Federal Reserve system.

                                    * * * * *

                  We have participated in conferences with officers and other representatives of the Issuers, representatives of the independent public accountants for the Issuers, representatives of the Initial Purchasers and counsel for the Initial Purchasers at which the contents of the Offering

October __, 1999
Page 7




Memorandum and related matters were discussed, and, although we have not independently verified and are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, no information has come to our attention that leads us to believe that the Offering Memorandum, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not materially misleading (it being understood that we are not commenting as to the financial statements and related notes thereto and the other financial, statistical and accounting data or information, on the basis of and subject to the foregoing, included in the Offering Memorandum or omitted therefrom).

                  We have assumed that New York law is identical to Illinois law for purposes of rendering the opinions contained in paragraphs 2 and 3. We have no knowledge that any provisions of New York law would render any of the documents referred to in such paragraphs unenforceable in any material respect (subject to each of the other assumptions and qualifications contained in this letter).

                  As to the foregoing matters with respect to which we express our opinion, we advise that: (i) we are not admitted to practice in any state other than Illinois, and do not render any opinion as to legal matters subject to or governed by laws other than those of the State of Illinois, United States federal jurisprudence or the Delaware General Corporation Law and (ii) any opinion to the effect that an instrument constitutes a binding obligation of any person, or that it is enforceable in accordance with its terms, does not include any opinion that specific performance or other equitable relief or remedies would be available in the event of a breach of any particular provision thereof and is qualified by the effect of applicable bankruptcy, moratorium, insolvency, reorganization, fraudulent conveyance, and other laws and legal principles affecting or limiting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and, in certain circumstances, considerations of public policy, and (iii) the enforceability of any indemnification or contribution provision of any contract may be prohibited or limited under applicable securities laws or public policy underlying such laws.

                  Our opinions are limited to the specific issues addressed and are limited in all respects to laws and facts existing on the date hereof. By rendering our opinions, we do not undertake to advise you of any changes in such laws, or facts which may occur after the date hereof.

October __, 1999
Page 8



                  This opinion is furnished only for your benefit and may not be relied upon by any other person or entity, nor may copies be delivered or disclosed to any other person or entity, without the prior written consent of this firm, except to the extent and in the manner contemplated by the Purchase Agreement.


                                                Very truly yours,



                                                JENNER & BLOCK

                                                                       EXHIBIT C

                              ASSUMPTION AGREEMENT

     ASSUMPTION AGREEMENT (this "Agreement"), dated as of [        ], 1999, is
by and among [              ], a Salomon Smith Barney Inc. and each of the other
Initial Purchasers listed on Schedule I to the Purchaser Agreement (collectively, the "Initial Purchasers").

                                   WITNESSETH

     WHEREAS, Tenneco Inc. (the "Company") has heretofore executed and delivered to the Initial Purchasers a purchase agreement (the "Purchase Agreement"), dated as of October 8, 1999, providing for the terms pursuant to which the Initial Purchasers will purchase $500,000,000 aggregate principal amount of 11 5/8% Senior Subordinated Notes due 2009 (the "Notes") of the Company;

     WHEREAS, the Company has heretofore executed and delivered to the Initial Purchasers a registration rights agreement (the "Registration Rights Agreement"), dated as of October 14, 1999, providing for the registration of the Notes under the Securities Act of 1933, as amended;

     WHEREAS, the Company has consummated the Spin-Off Transactions (as defined in the Purchase Agreement);

     WHEREAS, pursuant to the Purchase Agreement and the Registration Rights Agreement, the Company has agreed to cause each of the Guarantors to, concurrently with the consummation of the Spin-Off Transactions, execute this Agreement pursuant to which such Guarantors shall agree to be bound by, and have the rights and obligations set forth in each of the Purchase Agreement and the Registration Rights Agreement; and

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Guarantors mutually covenant and agree for the benefit of the Initial Purchasers as follows:

     1. ASSUMPTION. The Guarantors hereby agree to be deemed the "Guarantors" and an "Issuer" for all purposes under the Purchase Agreement and the Registration Rights Agreement and to perform all obligations and duties of the Guarantors or an Issuer, as the case may be, thereunder.

     2. REPRESENTATIONS AND WARRANTIES. By execution of this Agreement, the Guarantors hereby acknowledge and agree that they are making all of the representations and warranties to the Initial Purchasers that the Issuers have provided in the Purchase Agreement.

     3. NEW YORK LAW TO GOVERN. The internal law of the State of New York, without regard to the choice of law rules thereof, shall govern and be used to construe this Agreement.

     4. COUNTERPARTS. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

     5. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the date first above written, which is the date of the Spin-Off Transactions.

                              TENNECO AUTOMOTIVE INC.
                              [                  ]


                              By:
                                  --------------------------------------------
                                  Name:
                                  Title:


                              [                  ]


                              By:
                                  --------------------------------------------
                                  Name:
                                  Title:


                                  SALOMON SMITH BARNEY INC.,
                                    and the Initial
                                    Purchasers listed
                                    on Schedule I to
                                    the Purchase Agreement


                              By: SALOMON SMITH BARNEY INC.


                              By:
                                  --------------------------------------------
                                  Name:
                                  Title: